EXHIBIT 10.20


The following is a written description of the terms of employment of Christopher
R. Licht, pursuant to Item 601(b)(10)(ii)(B) of Regulation S-K:


     Title:                      Vice President, Safety and Risk Management.

     Base Salary:                $105,000 per year.

     Annual Incentive Bonus:     30% of base salary, based on achieving specific
                                 business goals.

     Stock Options:              5,000 options at market price on date of grant,
                                 vesting over four years.

     Vacation:                   One week vacation granted after six months, two
                                 weeks per year after one year of service.

     Company Benefit Plan:       Based on current company program

     Automobile:                 Lease of up to $40,000 value vehicle.

     Other: Reimbursement of relocation expenses per TCA policy.

     Change in Control:          Pursuant to TCA form of Change in Control
                                 Agreement.